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                                 FOURTH AMENDMENT TO
                                   CREDIT AGREEMENT

                            Dated as of September 24, 1997

                                        Among

                                       ASC EAST
                           SUNDAY RIVER SKIWAY CORPORATION
                                  SUNDAY RIVER LTD.
                                  PERFECT TURN, INC.
                           SUNDAY RIVER TRANSPORTATION INC.
                                  LBO HOLDING, INC.
                                    CRANMORE, INC.
                            SUGARBUSH RESORT HOLDINGS INC.
                              SUGARBUSH LEASING COMPANY
                             SUGARBUSH RESTAURANTS, INC.
                         MOUNTAIN WASTEWATER TREATMENT, INC.
                                      S-K-I LTD.
                                   KILLINGTON, LTD.
                                   MOUNT SNOW LTD.
                           WATERVILLE VALLEY SKI AREA LTD.
                           PICO SKI AREA MANAGEMENT COMPANY
                           RESORTS SOFTWARE SERVICES, INC.
                             KILLINGTON RESTAURANTS, INC.
                              RESORT TECHNOLOGIES, INC.
                               DOVER RESTAURANTS, INC.
                             DEERFIELD OPERATING COMPANY
                            SUGARLOAF MOUNTAIN CORPORATION
                                     MOUNTAINSIDE
                                      SUGARTECH
                                    the Borrowers

                                         and

                                 FLEET NATIONAL BANK
                                   BANKBOSTON, N.A.
                             KEYBANK NATIONAL ASSOCIATION
                                      the Banks

                                         and

                            FLEET NATIONAL BANK, AS AGENT
                                      the Agent

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

                         FOURTH AMENDMENT TO CREDIT AGREEMENT


    This FOURTH AMENDMENT TO CREDIT AGREEMENT is entered into as of September 24, 1997 by and among ASC EAST (f/k/a American Skiing Company), SUNDAY RIVER SKIWAY CORPORATION, SUNDAY RIVER LTD., PERFECT TURN, INC., SUNDAY RIVER TRANSPORTATION INC., LBO HOLDING, INC., CRANMORE, INC., SUGARBUSH RESORT HOLDINGS INC., SUGARBUSH LEASING COMPANY, SUGARBUSH RESTAURANTS, INC., MOUNTAIN WASTEWATER TREATMENT, INC., S-K-I LTD., KILLINGTON, LTD., MOUNT SNOW LTD., WATERVILLE VALLEY SKI AREA LTD., PICO SKI AREA MANAGEMENT COMPANY, RESORTS SOFTWARE SERVICES, INC., KILLINGTON RESTAURANTS, INC., RESORT TECHNOLOGIES, INC., DOVER RESTAURANTS, INC., DEERFIELD OPERATING COMPANY, SUGARLOAF MOUNTAIN CORPORATION, MOUNTAINSIDE and SUGARTECH (each a "Borrower" and collectively the "Borrowers"), FLEET NATIONAL BANK, BANKBOSTON, N.A. (f/k/a The First National Bank of Boston) and KEYBANK NATIONAL ASSOCIATION (f/k/a KeyBank of Maine) as the Banks parties to the Credit Agreement referred to below (the "Lenders"), and FLEET NATIONAL BANK, as Agent (the "Agent") under the Credit Agreement referred to below.


                                       RECITALS

    The Borrowers, the Lenders and the Agent are parties to a Credit Agreement dated as of June 28, 1996 (as previously amended, the "Credit Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement. Events of Default have occurred and are continuing under the Credit Agreement, and the Borrowers desire to amend the Credit Agreement in certain respects and to have outstanding Events of Default waived. The Lenders and the Agent are willing to amend the Credit Agreement and waive such Events of Default on the terms and conditions set forth herein.

    NOW, THEREFORE, the Borrowers, the Lenders and the Agent hereby agree as follows:

    Section 1.     AMENDMENT OF ARTICLE 6.   Article 6 of the Credit Agreement
is hereby amended by adding a new Section 6.14 as follows:

         Section 6.14 WEEKLY REPORTS. As soon as practicable, and in any event by Wednesday of each week, the Borrowers shall furnish, from the date hereof through October 30, 1997, to the Agent and each Lender weekly cash flow reports showing receipts and disbursements in such detail as the Lenders may reasonably request.

    Section 2.     AMENDMENT OF ARTICLE 9.

         (a) Section 9.12 of the Credit Agreement is hereby amended by deleting Section 9.12 thereof in its entirety and substituting therefor the following:

         Section 9.12. LIMITATIONS ON REAL ESTATE OPERATIONS. Engage in any real estate development, or similar activities, including acquisition of land intended for resale or development of residential subdivisions, condominium units, golf courses, tennis courts, hotels or related infrastructure and utilities, except through the Development Subsidiary, the Hotel Subsidiary and any Unrestricted Subsidiary and except for the completion of the Locke Mountain development at Sunday River; provided, however, the Borrowers may engage in such development activities relating to the development of hotels at the Sunday River, Killington, Sugarbush and Mount Snow resorts so long as all costs incurred for such activities (the "Development Expenditures") do not exceed (a) $12,000,000 at any time from May 30, 1997 through August 31, 1997, and (b) $8,000,000 at any time from August 31, 1997 through October 10, 1997; and provided, further, that the Development Expenditures relating to the hotels at Sunday River, Killington and Mount Snow will be repaid (with the exception of unreimburseable capital costs for marketing) to the Borrowers on or before October 10, 1997. It is understood that the Development Expenditures for Sugarbush and that operational marketing expenses for all hotels will not be repaid on or before October 10, 1997 and that those amounts will not exceed $4,000,000 at any time.

         (b) Article 9 of the Credit Agreement is hereby further amended by deleting Section 9.14 thereof in its entirety and substituting therefor the following:

         Section 9.14.  CAPITAL EXPENDITURES.  Make any Capital
    Expenditure except that (a) for the fifteen-month period from May 1, 1996 through February 28, 1997, the Borrowers and their Restricted Subsidiaries may make Capital Expenditures of not more than $21,000,000, of which not less than $9,500,000 shall be funded from the proceeds of Capital Asset Financing, (b) for the Capital
    Expenditure Test Period commencing April 1, 1997, the Borrowers and their Restricted Subsidiaries may make Capital Expenditures of not more than the sum of (i) (A) $27,500,000 LESS (B) the aggregate amount of Development Expenditures (as defined in Section 9.12) which have not been repaid to the Borrowers on or before October 10, 1997, LESS
    (C) all amounts expended by the Borrowers, directly or indirectly, in connection with the acquisition and development of Wolf Mountain in Park City, Utah, which have not been repaid to the Borrowers on or before October 10, 1997, PLUS (ii) up to $5,000,000 for Capital Expenditures for the Killington/Pico interconnect project, or such other projects as may be approved by the Lenders in writing and (c) during each Capital Expenditure Test Period thereafter, the Borrowers and their Subsidiaries may make Capital Expenditures not to exceed the sum of (i) $6,000,000, which amount is intended to be used for maintenance Capital Expenditures, PLUS (ii) the Discretionary Capital Expenditure Allowance, to be used for discretionary Capital
    Expenditures in accordance with the Capital Expenditure budget delivered under Section 6.4 hereof. Attached as Exhibit A to the Second Amendment is a description of the Borrowers' proposed capital expenditures for the Capital Expenditure Test Period commencing April 1, 1997 and those expenditures which will not be made if the deductions referred to in clauses (b)(i)(B) and (C) above are required to be made.

    Section 3. AMENDMENT OF ARTICLE 10. Section 10.1 of the Credit Agreement is hereby amended by adding a new subclause (t) and (u) as follows:

         (t) Holdings shall have failed to receive not less than $250,000,000 in gross proceeds from the sale of its common stock in an initial public offering on or before November 30, 1997.

         (u) The Borrowers shall fail to deliver to the Agent by October 10, 1997 satisfactory written evidence of a lending commitment to the Borrowers in an amount sufficient to repay the obligations under or in connection with this Credit Agreement by a date certain (the "Commitment Letter") and further, the Borrowers shall fail to close the transaction proposed in the Commitment Letter by December 15, 1997.

    Section 4. AMENDMENT OF ARTICLE 11. Section 11.1 of the Credit Agreement is hereby amended by adding a new subclause (vii) as follows:

         (vii) no waiver of an Event of Default under the Credit Agreement as a result of the occurrence of either of the events set forth in Section 10.1(t) and Section 10.1(u) shall be made.

    Section 5.     WAIVER OF DEFAULTS.

    (a) The Lenders and the Agent hereby waive the Events of Default existing under the Credit Agreement as of July 31, 1997 as a result of the Borrowers' failure to maintain (i) the ratio of Consolidated Total Debt to Consolidated EBITDA required under Section 7.1 of the Credit Agreement for the four fiscal period ending July 31, 1997, (ii) the ratio of Consolidated Adjusted Cash Flow to Consolidated Debt Service required under Section 7.3 of the Credit Agreement as of the end of the fiscal quarter ending July 31, 1997, and (iii) Consolidated Tangible Net Worth required under Section 7.4 of the Credit Agreement as of the last day of fiscal year 1997. The Borrowers hereby represent and warrant that
(i) Consolidated EBITDA as determined under Section 7.1 of the Credit Agreement for the four-quarter period ending July 31, 1997 was not less than $32,094,552,
(ii) Consolidated Debt Service as determined under Section 7.3 of the Credit Agreement as of the end of the fiscal quarter ending July 31, 1997 was not less than $35,663,994, and (iii) Consolidated Tangible Net Worth as of the last date of fiscal year 1997 was not less than $2,906,095.

    (b) The Lenders and the Agent hereby waive the Events of Default existing under the Credit Agreement as of July 31, 1997 as a result of the Borrowers' failure to comply with:

(i) the notice requirement set forth in Section 6.6 relating to notice of defaults described in paragraph (a) hereof and clause (ii) below, and (ii) the covenants set forth in Section 9.12 and 9.14.

    Section 6. EFFECTIVENESS; CONDITIONS TO EFFECTIVENESS. This Fourth Amendment to Credit Agreement shall become effective upon execution hereof by the Lenders, the Agent and the Borrowers and satisfaction of the following conditions:

    (a) TEXTRON. The Borrowers shall have delivered to the Agent a letter from Textron Financial Corp. ("Textron") confirming that the financial arrangement between the Borrowers and Textron will close on or before September 30, 1997.

    (b) DLJ. The Borrowers shall have delivered to the Agent a letter from Donaldson, Lufkin & Jenrette ("DLJ") confirming that the proposed initial public offering of the common stock of Holdings is proceeding and DLJ is not aware of any circumstance or reason that would prevent the initial public offering from closing on or about November 30, 1997.

    (c) PRICE WATERHOUSE. The Borrowers shall have delivered to the Agent a letter from Price Waterhouse confirming that this Fourth Amendment is sufficient to allow Price Waterhouse to render an unqualified opinion with respect to the Borrowers' financial statements for their fiscal year ending July 31, 1997.

    (d) AMENDMENT FEE. An amendment fee in an amount equal to $60,000 will be payable to the Agent, for the account of each Lender, on the date of execution of this Fourth Amendment.

    (e) COUNSEL FEES. All fees and expenses of the Agent's special counsel, Goodwin, Procter & Hoar LLP, will be paid on the date of execution of this Fourth Amendment which fees and expenses consist of (i) outstanding invoices in the amount of $26,167.38, and (ii) fees and expenses incurred through the date hereof in the amount of $6,698.58.

    Section 7. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. The Borrowers hereby confirm to the Agent and the Lenders the representations and warranties of the Borrowers set forth in Article 5 of the Credit Agreement (as amended hereby) as of the date hereof, as if set forth herein in full. The Borrowers hereby certify that, after giving effect to this Fourth Amendment to Credit Agreement, no Default exists under the Credit Agreement.

    Section 8. MISCELLANEOUS. The Borrowers agree, jointly and severally, to pay on demand all the Agent's reasonable expenses in preparing, executing and delivering this Fourth Amendment to Credit Agreement, and all related instruments and documents, including, without limitation, the reasonable fees and out-of-pocket expenses of the Agent's special counsel, Goodwin, Procter & Hoar LLP. This Fourth Amendment to Credit Agreement shall be a Lender Agreement and shall be governed by and construed and enforced under the laws of The Commonwealth of Massachusetts.

    IN WITNESS WHEREOF, the Borrowers, the Lenders and the Agent have caused this Fourth Amendment to Credit Agreement to be executed by their duly authorized officers as of the date first set forth above.

                                       ASC EAST


                                       By:  /s/ Thomas Richardson
                                          -------------------------------------

                                       SUNDAY RIVER SKIWAY CORPORATION


                                       By:  /s/ Thomas Richardson
                                          -------------------------------------

                                       SUNDAY RIVER LTD.


                                       By:  /s/ Thomas Richardson
                                          -------------------------------------

                                       PERFECT TURN, INC.


                                       By:  /s/ Thomas Richardson
                                          -------------------------------------

                                       SUNDAY RIVER TRANSPORTATION INC. LBO
                                       HOLDING, INC.


                                       By:  /s/ Thomas Richardson
                                          -------------------------------------

                                       CRANMORE, INC.


                                       By:  /s/ Thomas Richardson
                                          -------------------------------------

                                       SUGARBUSH RESORT HOLDINGS INC.


                                       By:  /s/ Thomas Richardson
                                          -------------------------------------


                                       SUGARBUSH LEASING COMPANY


                                       By:  /s/ Thomas Richardson
                                          -------------------------------------

                                       SUGARBUSH RESTAURANTS, INC.


                                       By:  /s/ Thomas Richardson
                                          -------------------------------------

                                       MOUNTAIN WASTEWATER TREATMENT, INC.


                                       By:  /s/ Thomas Richardson
                                          -------------------------------------

                                       S-K-I LTD.


                                       By:  /s/ Thomas Richardson
                                          -------------------------------------

                                       KILLINGTON, LTD.


                                       By:  /s/ Thomas Richardson
                                          -------------------------------------

                                       MOUNT SNOW LTD.


                                       By:  /s/ Thomas Richardson
                                          -------------------------------------

                                       WATERVILLE VALLEY SKI AREA LTD.


                                       By:  /s/ Thomas Richardson
                                          -------------------------------------

                                       PICO SKI AREA MANAGEMENT COMPANY


                                       By:  /s/ Thomas Richardson
                                          -------------------------------------

                                       RESORTS SOFTWARE SERVICES, INC.


                                       By:  /s/ Thomas Richardson
                                          -------------------------------------

                                       KILLINGTON RESTAURANTS, INC.


                                       By:  /s/ Thomas Richardson
                                          -------------------------------------

                                       RESORT TECHNOLOGIES, INC.


                                       By:  /s/ Thomas Richardson
                                          -------------------------------------

                                       DOVER RESTAURANTS, INC.


                                       By:  /s/ Thomas Richardson
                                          -------------------------------------

                                       DEERFIELD OPERATING COMPANY


                                       By:  /s/ Thomas Richardson
                                          -------------------------------------

                                       SUGARLOAF MOUNTAIN CORPORATION


                                       By:  /s/ Thomas Richardson
                                          -------------------------------------

                                       MOUNTAINSIDE


                                       By:  /s/ Thomas Richardson
                                          -------------------------------------

                                       SUGARTECH


                                       By:  /s/ Thomas Richardson
                                          -------------------------------------

                                       FLEET NATIONAL BANK


                                       By:  /s/ Patrick F. McAvliffe
                                          -------------------------------------
                                            Name:  Patrick F. McAvliffe
                                               Title: Executive Vice President

                                       BANKBOSTON, N.A.

                                       By:  /s/ Carlton F. Williams
                                          -------------------------------------
                                               Name:  Carlton F. Williams
                                            Title: Director

                                       KEYBANK NATIONAL ASSOCIATION


                                       By:  /s/ Stephen P. Lubelczyk
                                          -------------------------------------
                                               Name:  Stephen P. Lubelczyk
                                               Title: Senior Vice President

                                       FLEET NATIONAL BANK, AS AGENT


                                       By:  /s/ Patrick F. McAvliffe
                                          -------------------------------------
                                               Name:  Patrick F. McAvliffe
                                               Title: Executive Vice President